UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-23090

Oppenheimer Small Cap Value Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: April 30

Date of reporting period: 1/31/2017

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS January 31, 2017 Unaudited

	Shares	Value

Common Stocks—98.5%

Consumer Discretionary—10.8%

Automobiles—1.3%
Thor Industries, Inc.	4,649	$481,171

Hotels, Restaurants & Leisure—5.1%
Brinker International, Inc.	7,449	331,481

Del Taco Restaurants, Inc.[1]	27,756	378,592

Extended Stay America, Inc.	20,938	339,405

Intrawest Resorts Holdings, Inc.[1]	17,776	366,363

SeaWorld Entertainment, Inc.	26,353	477,253

		1,893,094

Household Durables—0.9%
LGI Homes, Inc.[1]	11,635	361,383

Media—1.8%
MDC Partners, Inc., Cl. A	42,378	271,219

Regal Entertainment Group, Cl. A	17,202	389,798

		661,017

Specialty Retail—0.9%
Boot Barn Holdings, Inc.[1]	31,030	336,675

Textiles, Apparel & Luxury Goods—0.8%
Movado Group, Inc.	10,698	290,451

Consumer Staples—5.1%

Food Products—5.1%
B&G Foods, Inc.	12,787	567,104

John B Sanfilippo & Son, Inc.	8,590	565,136

Nomad Foods Ltd.[1]	27,390	281,295

SunOpta, Inc.[1]	69,696	487,872

		1,901,407

Energy—6.4%

Energy Equipment & Services—2.2%
Patterson-UTI Energy, Inc.	16,006	448,808

Superior Energy Services, Inc.[1]	21,255	375,576

		824,384

Oil, Gas & Consumable Fuels—4.2%
Delek US Holdings, Inc.	23,534	527,162

	Shares	Value

Oil, Gas & Consumable Fuels (Continued)

Gran Tierra Energy, Inc.[1]	124,170	$320,359

SM Energy Co.	9,725	296,710

WPX Energy, Inc.[1]	29,263	407,633

		1,551,864

Financials—34.6%

Capital Markets—3.5%
Ares Management LP2	30,494	599,207

Hennessy Capital Acquisition Corp. II1	18,272	184,365

Moelis & Co., Cl. A	14,821	505,396

		1,288,968

Commercial Banks—15.1%
Associated Banc-Corp.	24,516	620,255

BancorpSouth, Inc.	16,122	478,823

Chemical Financial Corp.	7,397	365,634

First Business Financial Services, Inc.	5,438	131,763

First Interstate BancSystem, Inc., Cl. A	12,099	497,874

Glacier Bancorp, Inc.	17,186	610,619

Great Western Bancorp, Inc.	13,550	579,262

Hanmi Financial Corp.	15,700	520,455

IBERIABANK Corp.	4,735	388,980

Midland States Bancorp, Inc.	11,975	405,473

PacWest Bancorp	8,132	450,513

Umpqua Holdings Corp.	31,102	569,478

		5,619,129

Consumer Finance—2.4%
Navient Corp.	28,802	433,182

PRA Group, Inc.[1]	11,565	460,287

		893,469

Insurance—6.5%
CNO Financial Group, Inc.	30,224	571,536

Hanover Insurance Group, Inc. (The)	4,952	415,671

1        OPPENHEIMER SMALL CAP VALUE FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Insurance (Continued)

Horace Mann Educators Corp.	12,311	$509,060

MBIA, Inc.[1]	39,152	399,350

Validus Holdings Ltd.	9,158	522,006

		2,417,623

Real Estate Investment Trusts (REITs)—4.6%
Care Capital Properties, Inc.	4,475	110,577

Communications Sales & Leasing, Inc.	6,938	182,331

DCT Industrial Trust, Inc.	3,985	178,090

DuPont Fabros Technology, Inc.	3,338	158,488

Healthcare Realty Trust, Inc.	8,320	251,347

Retail Opportunity Investments Corp.	19,370	410,644

STORE Capital Corp.	9,086	214,975

Washington Prime Group, Inc.	20,507	197,892

		1,704,344

Real Estate Management & Development—0.8%
RE/MAX Holdings, Inc., Cl. A	5,339	299,251

Thrifts & Mortgage Finance—1.7%
Federal Agricultural Mortgage Corp., Cl. C	2,070	115,216

Radian Group, Inc.	28,351	521,658

		636,874

Health Care—4.2%

Health Care Equipment & Supplies—1.1%
Halyard Health, Inc.[1]	10,808	415,784

Health Care Providers & Services—1.0%
Almost Family, Inc.[1]	7,941	375,212

Life Sciences Tools & Services—0.4%
VWR Corp.[1]	5,493	142,324

Pharmaceuticals—1.7%
Indivior plc	118,249	441,062

Medicines Co. (The)[1]	5,482	197,626

		638,688

	Shares	Value

Industrials—17.4%

Aerospace & Defense—4.2%
BWX Technologies, Inc.	4,414	$183,137

Esterline Technologies Corp.[1]	5,648	483,751

National Presto Industries, Inc.	4,317	459,329

Orbital ATK, Inc.	4,924	428,142

		1,554,359

Air Freight & Couriers—0.7%
XPO Logistics, Inc.[1]	6,089	272,422

Building Products—2.9%
JELD-WEN Holding, Inc.[1]	14,277	386,478

Ply Gem Holdings, Inc.[1]	17,157	277,086

Universal Forest Products, Inc.	4,148	421,893

		1,085,457

Electrical Equipment—1.2%
AZZ, Inc.	7,251	431,797

Industrial Conglomerates—1.3%
Raven Industries, Inc.	19,923	499,071

Machinery—3.7%
Astec Industries, Inc.	7,599	531,778

Energy Recovery, Inc.[1]	26,611	272,496

Federal Signal Corp.	23,616	366,993

Graham Corp.	9,992	222,022

		1,393,289

Marine—1.1%
Kirby Corp.[1]	6,131	395,143

Road & Rail—1.5%
Genesee & Wyoming, Inc., Cl. A1	5,110	385,089

Swift Transportation Co., Cl. A1	7,837	178,919

		564,008

Trading Companies & Distributors—0.8%
WESCO International, Inc.[1]	4,171	294,890

2        OPPENHEIMER SMALL CAP VALUE FUND

	Shares	Value
Information Technology—10.5%
Electronic Equipment, Instruments, & Components—4.6%
Belden, Inc.	6,752	$516,325
Dolby Laboratories, Inc., Cl. A	6,844	327,896
Littelfuse, Inc.	2,115	333,557
SYNNEX Corp.	4,357	523,624
		1,701,402
Internet Software & Services—0.7%
Match Group, Inc.[1]	15,459	268,523
IT Services—2.0%
Blackhawk Network Holdings, Inc., Cl. A1	5,200	185,640
Science Applications International Corp.	4,435	361,098
Unisys Corp.[1]	14,603	187,648
		734,386
Semiconductors & Semiconductor Equipment—2.2%
MKS Instruments, Inc.	6,245	411,545
Semtech Corp.[1]	11,963	394,181
		805,726
Software—1.0%
Verint Systems, Inc.[1]	10,276	383,809
Materials—6.5%
Chemicals—1.6%
Huntsman Corp.	29,775	607,112
Construction Materials—1.4%
Eagle Materials, Inc.	5,093	532,626
Containers & Packaging—0.7%
Owens-Illinois, Inc.[1]	13,639	257,777
Metals & Mining—2.0%
Commercial Metals Co.	14,119	288,451

Footnotes to Statement of Investments

1. Non-income producing security.

2. Security is a Master Limited Partnership.

3. Rate shown is the 7-day yield at period end.

	Shares	Value
Metals & Mining (Continued)
Eldorado Gold Corp.[1]	52,765	$186,260
Reliance Steel & Aluminum Co.	3,364	267,943
		742,654
Paper & Forest Products—0.8%
Louisiana-Pacific Corp.[1]	14,826	283,622
Utilities—3.0%
Electric Utilities—1.8%
ALLETE, Inc.	4,414	288,455
El Paso Electric Co.	4,986	228,857
Portland General Electric Co.	3,092	134,842
		652,154
Multi-Utilities—1.2%
MDU Resources Group, Inc.	9,798	287,571
NorthWestern Corp.	3,112	177,727
		465,298
Total Common Stocks (Cost $33,946,229)		36,658,637
Investment Company—3.3%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.49%[3,4] (Cost $1,242,647)	1,242,647	1,242,647
Total Investments, at Value (Cost $35,188,876)	101.8%	37,901,284
Net Other Assets (Liabilities)	(1.8)	(678,541)
Net Assets	100.0%	$37,222,743

3        OPPENHEIMER SMALL CAP VALUE FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (continued)

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares April 29, 2016[a]	Gross Additions	Gross Reductions	Shares January 31, 2017
Oppenheimer Institutional Government Money Market Fund, Cl. Eb	159,537	13,129,433	12,046,323	1,242,647
			Value	Income
Oppenheimer Institutional Government Money Market Fund, Cl. Eb			$1,242,647	$ 2,952

a. Represents the last business day of the Fund’s reporting period.

b. Prior to September 28, 2016, this fund was named Oppenheimer Institutional Money Market Fund.

4        OPPENHEIMER SMALL CAP VALUE FUND

NOTES TO STATEMENT OF INVESTMENTS January 31, 2017 Unaudited

1. Organization

Oppenheimer Small Cap Value Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub- Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded. If the official

5        OPPENHEIMER SMALL CAP VALUE FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

closing price or last sales price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific

6        OPPENHEIMER SMALL CAP VALUE FUND

3. Securities Valuation (Continued)

fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

7        OPPENHEIMER SMALL CAP VALUE FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$4,023,791	$—	$—	$4,023,791
Consumer Staples	1,901,407	—	—	1,901,407
Energy	2,376,248	—	—	2,376,248
Financials	12,859,658	—	—	12,859,658
Health Care	1,130,946	441,062	—	1,572,008
Industrials	6,490,436	—	—	6,490,436
Information Technology	3,893,846	—	—	3,893,846
Materials	2,423,791	—	—	2,423,791
Utilities	1,117,452	—	—	1,117,452
Investment Company	1,242,647	—	—	1,242,647

Total Assets	$37,460,222	$441,062	$—	$37,901,284

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), formerly known as Oppenheimer Institutional Money Market Fund, which is an Affiliated Fund. IGMMF is regulated as a money

8        OPPENHEIMER SMALL CAP VALUE FUND

4. Investments and Risks (Continued)

market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

9        OPPENHEIMER SMALL CAP VALUE FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$35,263,982

Gross unrealized appreciation	$3,180,530
Gross unrealized depreciation	(543,241)

Net unrealized appreciation	$2,637,289

10        OPPENHEIMER SMALL CAP VALUE FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 1/31/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Small Cap Value Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	3/17/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	3/17/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	3/17/2017